EXHIBIT 10.9

                           Convertible Promissory Note

PROMISSORY NOTE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS PROMISSORY NOTE NOR THE SECURITIES ISSUABLE HEREUNDER MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
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$3,500,000                                                       April 26, 2002
                                                  Lagny sur Marne Cedex, France

FOR VALUE RECEIVED, Titus Interactive S.A., a French corporation ("BORROWER"), located at Parc de l'esplanade, 12, rue Enrico Fermi, Sant Thibault des Vignes, 77462 Lagny sur Marne, Cedex, France, hereby unconditionally promises to pay to the order of Interplay Entertainment Corp., a Delaware corporation ("HOLDER"), the principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000), and any unpaid accrued interest thereon, as set forth below. The principle amount of this Note, and any unpaid interest accrued thereon, shall be due and payable in full on August 31, 2002 (the "MATURITY DATE") in the manner provided for in SECTION 2 below.

     1. INTEREST. Borrower agrees to pay simple interest on the unpaid principal amount hereof. Interest shall accrue from the date hereof until this Note is paid in full at a rate equal to six percent (6%) per annum. Interest shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period during which it accrues.

     2. PAYMENT. All payments of principal, interest and all other amounts payable in respect of this Note shall be made, at Borrower's option, (i) in lawful money of the United States of America in immediately available Federal funds by cashier's check or by wire transfer to an account furnished to Borrower in writing for that purpose or (ii) in shares of capital stock of Borrower as provided for in SECTION 4 below, on the Maturity Date.

     3. PREPAYMENT. Borrower may prepay, without penalty, this Note, in whole or in part at any time prior to the Maturity Date. Any partial prepayment shall not affect the obligation to continue to pay in full the amount of the payments hereunder until the entire unpaid principal balance hereof and all accrued interest hereon has been paid in full. Any such prepayment shall be applied first to interest then to principal.

     4. PAYMENT IN SHARES OF Capital STOCK. Borrower may pay any amounts due on this Note by delivering to Holder, free and clear of any encumbrances, shares of Borrower's common stock (Sicovam code number 5012) (the "SHARES") equal to the amount due, which


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Shares shall be valued at a price per share equal to ninety percent (90%) of the average closing price of such Shares on the primary stock exchange on which the Shares then actively trade over the five (5) consecutive trading days immediately preceding the payment date. Any Shares delivered to Holder in payment on this Note must be freely tradable by Holder without restriction on the primary stock exchange on which the Shares then actively trade, and must have the same rights, preferences and public trading rights as the majority of Borrower's other publicly traded shares of common stock.

     5. TRANSFERS.

     a) By acceptance hereof, the Holder acknowledges that this Note and the Shares that may be issued as payment under this Note have not been registered under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Note or Shares issued under this Note in the United States of America in the absence of (i) an effective registration statement under the Securities Act as to this Note or such securities and registration or qualification of this Note or such securities under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to Borrower, that such registration and qualification are not required.

     b) This Note may not be transferred by Holder without the prior written consent of Borrower.

     6. EVENTS OF DEFAULT; REMEDIES.

     a) EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder:

               (i) Default in the payment of the principal of or interest on the indebtedness evidenced by this Note in accordance with the terms of this Note;

               (ii) Borrower shall be liquidated, dissolved, partitioned or terminated, or the charter thereof shall expire or be revoked; or

               (iii) Borrower (i) shall generally not pay or shall be unable to pay its debts as such debts become due, or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or (iv) shall have had any such petition or application filed or any such proceeding commenced against it that is not dismissed within thirty (30) days, or
          (v) shall indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (vi)


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          shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days more.

     b) ACCELERATION OF MATURITY; REMEDIES. Upon the occurrence of any Event of Default described in SECTION 6(A), the indebtedness evidenced by this Note shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above, Holder at any time thereafter may at its option accelerate the maturity of the indebtedness evidenced by this Note without notice of any kind. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidence by this Note:

               (i) The Holder shall be immediately entitled to exercise any and all rights and remedies possessed by the Holder pursuant to the terms of this Note; and

               (ii) The Holder shall have any and all other rights and remedies that the Holder may now or hereafter possess at law, in equity or by statute.

     c) REMEDIES CUMULATIVE; NO WAIVER. No right, power or remedy conferred upon or reserved to the Holder by this Note is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder now or hereafter existing at law, in equity or by statue. No delay or omission by the Holder to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Note to the Holder may be exercised from time to time and as often as may be deemed expedient by the Holder.

     7. NOTICES. Any notice required by the provisions of this Note to be given to the Holder shall be delivered personally, telecopied, or sent by nationally recognized courier service (such as Federal Express), addressed to the Holder at the address appearing on the books of Borrower. The date of personal delivery or telecopy or three (3) business days after the date of delivery to such courier service, as the case may be, shall be the date of such notice.

     8. GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF FRANCE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

     9. WAIVERS. Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and Borrower agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder.


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     10. ATTORNEYS' FEES. Borrower promises to pay all reasonable costs and expenses, including attorneys' fees, incurred in the collection and enforcement of this Note, including without limitation, enforcement before any court and including all appellate proceedings.

     11. SEVERABILITY. Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note and shall be interpreted so as to be effective and valid.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year and at the place first written above.

                                     TITUS INTERACTIVE S.A.,
                                     a French corporation


                                     By:     /S/ ERIC CAEN
                                           ------------------------------------
                                     Name:   Eric Caen
                                     Title:  Director General


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